Exhibit 10.3

EXECUTION VERSION

INCREMENTAL AMENDMENT TO CREDIT AGREEMENT

INCREMENTAL AMENDMENT, dated as of January 27, 2015 (this “Amendment”), to the Second Amended and Restated First Lien Credit Agreement, dated as of February 25, 2013 (as amended, restated, supplemented or otherwise modified prior to the date hereof), among NEP/NCP HOLDCO, INC., a Delaware corporation (the “Borrower”), NEP GROUP, INC., a Delaware corporation (“Holdings”), BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”), and each lender from time to time party thereto (the “Credit Agreement”), by and among the Borrower, Holdings, the Lenders party thereto and the Administrative Agent. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, Barclays Bank PLC and Morgan Stanley Senior Funding, Inc. are acting as joint lead arrangers of this Amendment (the “Incremental Amendment Lead Arrangers”)

WHEREAS, the Borrower has requested the issuance of additional Revolving Commitments (the “Incremental Revolving Commitments”) in the form of a Revolving Commitment Increase pursuant to and on the terms set forth in Section 2.20(a) of the Credit Agreement; and

WHEREAS, each Additional Revolving Lender identified on Schedule 1 hereto has agreed (on a several and not joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a Revolving Commitment increase in the amount set forth opposite such Additional Revolving Lender’s name on Schedule 1 hereto (and the total amount of Revolving Commitment Increases made pursuant to this Amendment shall be 545,000,000);

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Incremental Amendment Incremental Revolving Commitments

Section 1.1 This Amendment includes an Incremental Revolving Facility Amendment referred to in Section 2.20(b)(iii) of the Credit Agreement, and Borrower and each Additional Revolving Lender hereby agrees that, subject to the satisfaction of the conditions in Article II hereof, on the Incremental Amendment Effective Date (as defined below), the Revolving Commitment Increase of such Additional Revolving Lender shall become effective and the Revolving Commitment of each Revolving Lender shall be as set forth on Schedule 2 hereto (and such Schedule 2 shall supersede Schedule 2.01 to the Credit Agreement, with respect to Revolving Commitments). Subject to the satisfaction of the conditions set forth in Article II hereof, the Incremental Revolving Facility Closing Date with respect to the Revolving Commitment Increases contemplated by this Amendment shall be the Incremental Amendment Effective Date (as defined below).

ARTICLE II

Conditions to Effectiveness

Section 2.1 Effective Date. This Amendment shall become effective on the date (the “Incremental Amendment Effective Date”) on which:

(a) The Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by the Borrower, Holdings, each Guarantor, the Administrative Agent, the issuing Bank, the Swingline Lender and each Additional Revolving Lender.

(b) The Administrative Agent shall have received officer’s certificates in form and substance reasonably satisfactory to the Administrative Agent representing that, as of the date hereof (after giving effect to the incurrence of the Incremental Revolving Commitments), (i) no Default or Event of Default has occurred and is continuing and (ii) the Borrower is in compliance on a Pro Forma Basis with the Financial Performance Covenant recomputed as of September 30, 2014.

(c) The representations and warranties in Section 3 of this Amendment shall be true and correct in all material respects.

(d) The Borrower shall have paid an upfront fee equal to 0.50% of the Incremental Revolving Commitments to the Administrative Agent, for the account of each Additional Revolving Lender and all other fees and reasonable out-of-pocket costs and expenses of the Administration Agent and the Incremental Amendment Lead Arrangers (including the reasonable expenses of Cahill Gordon & Reindel ELF, counsel to the Administrative Agent) for which invoices have been presented at least three Business Days prior to the Incremental Amendment Effective Date.

(e) The Administrative Agent shall have received customary evidence of authorization of the transactions described herein, valid organization and good standing (to the extent applicable) in the jurisdiction of organization, in each case with respect to the Borrower and each Guarantor, and officer’s certificates related thereto.

(f) The Administrative Agent shall have received the opinion of Kirkland & Ellis LLP, in form and substance reasonably satisfactory to the Administrative Agent.

Section 2.2 Notification. The Administrative Agent shall notify the Borrower and the Lenders of the Incremental Amendment Effective Date.

ARTICLE III

Representation and Warranties

Section 3.1 The Borrower hereby represents and warrants as of the Incremental Amendment Effective Date that this Amendment has been, or when executed and delivered will be, duly and validly executed and delivered by the Borrower. Neither the execution and delivery of this Amendment, nor the consummation of the transactions herein contemplated, nor performance of and compliance with the terms and provisions herein and thereof, by the Borrower will (a) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) violate (i) the Organizational Documents of, or (ii) any Requirements of Law applicable to, Holdings, the Borrower or any Restricted Subsidiary, (c) violate or result in a default under any indenture or other agreement or instrument binding upon Holdings, the Borrower or any Restricted Subsidiary or their respective assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by Holdings, the Borrower or any Restricted Subsidiary, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation thereunder and (d) result in the creation or imposition of any Lien on any asset of Holdings, the Borrower or any Restricted Subsidiary, other than with respect to Liens created under the Loan Documents, except in the case of each of clauses (a), (b)(ii) and (c) to the extent that the failure to obtain or make such consent, approval, registration, filing or action, or such violation, as the case may be, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 3.2 Immediately after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the Incremental Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language are true and correct in all respects on and as of the Incremental Amendment Effective Date or such earlier date, as the case may be.

Section 3.3 At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE IV

Miscellaneous

Section 4.1 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shah be effective as delivery of a manually executed counterpart hereof.

Section 4.2 Reaffirmation. Each of the undersigned Guarantors (each, a “Reaffirming Party”) hereby acknowledges the Amendment and the transactions contemplated thereby. Each Reaffirming Party hereby reaffirms all obligations and liabilities of such Reaffirming Party under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, and confirms that such obligations and liabilities shall continue to be in full force and effect and shall continue to apply to the Credit Agreement and each other Loan Document.

Section 4.3 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED TN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 4.4 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 4.5 Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective Incremental Amendment Effective Date, the Borrower and the Administrative Agent shall treat (i) the Revolving Loans (including any Revolving Loans already outstanding and any Revolving Loans made under the Incremental Revolving Commitments) as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.14712(b)(2)(i), and (ii) the Term Loans as continuing to qualify as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.14712(b)(2)(0.

Section 4.6 Effect of Amendment. On and after the Incremental Amendment Effective Date, each reference to the Credit Agreement in any Loan Document (including to any Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. Except as expressly set forth in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as in effect immediately prior to the Incremental Amendment Effective Date or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

NEP/NCP HOLDCO, INC., as Borrower

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

NEP GROUP, INC., as Holdings

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

NEP II, INC.

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

NEP BROADCASTING, LLC

By:	NEP II, Inc.
Its:	Sole Member

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

SVP I, INC.

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

[Signature Page to Incremental Amendment to Credit Agreement]

NEP IMAGE GROUP LLC

By:	NEP Supershooters, LP
Its:	Sole Member

By:	NEP Broadcasting, LLC
Its:	General Partner

By:	NEP II, Inc.
Its:	Sole Member

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

NEP SUPERSHOOTERS, LP

By:	NEP Broadcasting, LLC
Its:	General Partner

By:	NEP II, Inc.
Its:	Sole Member

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

SCREENWORKS LLC

By:	NEP Supershooters, LP
Its:	Sole Member

By:	NEP Broadcasting, LLC
Its:	General Partner

By:	NEP II, Inc.
Its:	Sole Member

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

[Signature Page to Incremental Amendment to Credit Agreement]

BARCLAYS BANK PLC, as a Lender and as Administrative Agent

By:	/s/ Christina Park
Name:	Christina Park
Title:	Managing Director

BARCLAYS BANK PLC, as Incremental No. 5 Lender

By:	/s/ Christina Park
Name:	Christina Park
Title:	Managing Director

MORGAN STANLEY BANK, N.A., as Incremental No. 5 Lender

By:	/s/ Nehal Abdelhakem
Name:	Nehal Abdelhakem
Title:	Authorized Signatory

[Signature Page to Incremental Amendment to Credit Agreement]